UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported)

March 5, 2019 (March 4, 2019)

Diversicare Healthcare Services, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-12996	62-1559667
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1621 Galleria Boulevard, Brentwood, TN 37027-2926
(Address of Principal Executive Offices)

(615) 771-7575
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 5.02. Departure of Directors or Certain Officers: Election of Directors: Appointment of Certain Officers: Compensatory Arrangements of Certain Officers.

(e)    Compensatory Arrangements of Certain Officers

2018 Incentive Bonuses

In connection with the Company’s 2018 performance, on March 4, 2019, the Compensation Committee of the Board approved the following 2018 incentive bonuses based on the 2018 Incentive Plan:

Named Executive Officer	Title	2018 Bonus
James R. McKnight, Jr.	Chief Executive Officer	$342,000
Leslie D. Campbell	Chief Operating Officer	$285,000
Kerry D. Massey*	Chief Financial Officer	$64,132

*Mr. Massey joined the Company on September 10, 2018 and his bonus was prorated based on his partial year employment.

Restricted Stock Grants

In connection with the Company’s 2018 performance, on March 4, 2019, the Compensation Committee approved the grant of restricted shares of common stock of the Company to be granted on March 13, 2019, to certain executive officers, which shares of restricted stock will vest 1/3 on the first, second and third anniversary of the date of grant.

Named Executive Officer	Number of Shares
James R. McKnight, Jr.	25,000
Leslie D. Campbell	15,000
Kerry D. Massey*	5,000

*Mr. Massey joined the Company on September 10, 2018 and his restricted stock grant was prorated based on his partial year employment.

Special Restricted Stock Grants

In addition, on March 4, 2019, the Compensation Committee approved the following additional special grants of restricted shares of common stock of the Company to be granted on March 13, 2019, to certain executive officers, which shares of restricted stock will vest 1/3 on the first, second and third anniversary of the date of grant.

Named Executive Officer	Number of Shares	Purpose
James R. McKnight, Jr.	25,000	Transitional grant for being named CEO
James R. McKnight, Jr.	15,000	One-time incentive grant
Leslie D. Campbell	5,000	One-time incentive grant
Kerry D. Massey	15,000	Initial grant for joining the Company as CFO

2019 Salaries

The Compensation Committee of the Board also approved the following base salaries for the Named Executive Officers for 2019 on March 4, 2019:

Named Executive Officer	Title	2019 Salary
James R. McKnight, Jr.	Chief Executive Officer	$450,000
Leslie D. Campbell	Chief Operating Officer	$375,000
Kerry D. Massey	Chief Financial Officer	$275,000

2019 Annual Incentive Plan

Finally, on March 4, 2019, the Compensation Committee of the Board approved a 2019 annual incentive plan. The plan provides potential bonuses ranging from 0% to 110% of the Named Executive Officers’ base salary based upon achieving stated levels of 2019 EBITDAR less cash rent and Revenue and certain strategic goals.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Diversicare Healthcare Services, Inc.

By: /s/ Kerry D. Massey
Kerry D. Massey
Chief Financial Officer

Date:    March 5, 2019